Investments	9 Months Ended
Sep. 30, 2022
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
The Company’s investments consisted of the following (in thousands):

		Year Ended December 31,
		2021	2020
Category	Balance Sheet Location	as Restated	as Restated
Equity method investments:
Investment in LanzaJet	Equity method investments	$12,433	$13,651
Investment in SGLT	Equity method investments	12,319	9,566
Total Investment		$24,752	$23,217
Equity Method Investments
LanzaJet
On May 13, 2020, the Company contributed $15,000 in intellectual property in exchange for a 37.5% interest (“Original Interest”) of LanzaJet, Inc. (“LanzaJet”) and the right to future increase in ownership whereby LanzaTech could become a majority owner of LanzaJet if the intellectual property is used commercially in connection with an investment agreement (“Investment Agreement”). The Company also agreed to perform certain technical and administrative support services. LanzaJet is a sustainable fuels technology company dedicated to expanding sustainable aviation fuels (“SAF”) to reduce greenhouse gas emissions and the decarbonization of the aviation and transportation industries. LanzaJet’s access to the license is in perpetuity if certain key performance indicators (“KPI’s”) are met in accordance with the Investment Agreement. If these KPI’s are not met by December 31, 2025, the Company may terminate the license. The Company accounts for the transaction in accordance with ASC 606. The licensing and support services provided are recognized as a performance obligation satisfied over the expected period of those services, beginning May 2020 through December 2025. During the years ended December 31, 2021 and 2020, the Company has recognized revenue from this arrangement of $2,025 and $1,018 and has recorded deferred revenue of $10,746 and $13,433 respectively. Further, the Company has eliminated intra-entity profits related to revenue contracts with LanzaJet of $662 and $549 as of December 31, 2021, and 2020, respectively. Intra-entity profit is amortized over the 15-year amortization period through 2034.
In addition to the Original Interest, the Investment Agreement allows at the option of the other investors party thereto to contribute additional funds towards building commercial plants and to receive a technology sublicense if certain KPI’s are met. At such point, the Company would receive an additional interest in LanzaJet of up to 45 million shares for no additional consideration at that time. There would be no additional LanzaJet Board of Director representation with the potential increased interest. The additional tranches of interests in LanzaJet received upon the achievement of certain KPIs represent non-monetary variable consideration. The Company has applied the variable consideration constraint per ASC 606 and recognized no variable consideration as of December 31, 2021 as the Company has determined that it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company regularly reviews and updates its estimates. Any changes made are recorded as a cumulative adjustment in the period identified and revenue for future periods is recognized using the new adjusted estimate.
Between February 1, and April 4, 2021, LanzaJet closed two additional rounds of investment which reduced the Company's Original Interest to 25%. As a result, the Company recognized a gain on dilution of $503. The Company retained its right to receive additional interest in LanzaJet of up to 45 million shares for no additional consideration.
The carrying value of our equity method investments as of December 31, 2021 and 2020 was approximately $3,100 and $3,800 less than our proportionate share of our equity method investees’ book values, respectively. The basis differences relate primarily to our equity method investment in LanzaJet and are largely the result of a difference in the timing of recognition of variable consideration to which we may become entitled in exchange for our contribution of IP to LanzaJet. The variable consideration we may receive will be in the form of additional ownership interests and the majority of the basis difference will reverse in connection with recognition of that variable consideration.
In connection with a sublicense agreement to LanzaJet under our license agreement with Battelle Memorial Institute (“Battelle”), LanzaTech remains responsible for any failure by LanzaJet to pay royalties due to Battelle. The fair value of LanzaTech’s obligation under this guarantee was immaterial as of December 31, 2021 and 2020.
SGLT
On September 28, 2011, the Company contributed RMB 25,800 (approx. $4,000) in intellectual property in exchange for 30% of the registered capital of SGLT. SGLT utilizes and develops technologies and know-how in connection with the production of anhydrous ethanol from steel mill waste gases. The contribution was recognized as revenue in 2011.
As of December 31, 2021 and 2020, as the result of the admittance of new investors, the Company’s interest in SGLT’s registered capital is approximately 10.01% and 11.14%, respectively. The Company recognized a gain from the dilution of $3,048 and $3,811 during the years ended December 31, 2021 and December 31, 2020, respectively. The Company has continued to apply the equity method of accounting to the investment as the Company maintains significant influence via representation on SGLT’s Board of Directors and SGLT's significant dependency on the intellectual property the Company contributed.
The following table presents summarized aggregated financial information of the equity method investments:

	Year Ended December 31,
	2021	2020
	as Restated	as Restated
Selected Statement of Operations Information:
Revenues	$40,244	$26,120
Gross profit	(5,703)	(5,510)
Net loss	(9,695)	(9,729)
Net loss attributable to the Company	(1,606)	(1,644)

	Year Ended December 31,
	2021	2020
	as Restated	as Restated
Selected Balance Sheet Information:
Current assets	$56,204	$55,188
Non-current assets	270,454	133,794
Current liabilities	64,499	33,540
Non-current liabilities	58,802	21,674
As of December 31, 2021 and 2020, there were no impairments of equity method investees. During 2021 and 2020, the Company received no dividends from equity method investments. As of and for the years ended December 31, 2021 and December 31, 2020, sales, accounts receivable, and purchases and open accounts payable with equity method investees were as follows (in thousands):

	Year Ended December 31,
	2021	2020
	as Restated	as Restated
Sales	$3,253	$4,203
Accounts receivable	1,071	3,257
Purchases and open accounts payable	2,575	—